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                                PN HOLDINGS, INC.

                         STOCK OPTION AND INCENTIVE PLAN


         1.  PURPOSE OF THE PLAN.

         The purpose of this PN Holdings, Inc. Stock Option and Incentive Plan (the "Plan") is to advance the interests of the Company through providing select key Employees and Directors of the Company, the Bank, WMC, and their Affiliates with the opportunity to acquire Shares. By encouraging such stock ownership, the Company seeks to attract, retain, and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to Directors and key Employees of the Company or any Affiliate to promote the success of the business.

         2.  DEFINITIONS.

         As used herein, the following definitions shall apply.

         (a) "Affiliate" shall mean any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Section 424(e) and
(f), respectively, of the Code, and any other subsidiary corporations of a parent corporation of the Company.

         (b) "Agreement" shall mean a written agreement entered into in accordance with Paragraph 5(c).

         (c) "Award" shall mean collectively, Options and SARs, unless the context clearly indicates a different meaning.

         (d) "Bank" shall mean Pelican National Bank, a wholly owned subsidiary of the Company.

         (e) "Board" shall mean the Board of Directors of the Company.

         (f) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (g) "Committee" shall mean the Stock Option Committee appointed by the Board in accordance with Paragraph 5(a) hereof.

         (h) "Common Stock" shall mean the common stock, par value $0.10 per share, of the Company.

         (i) "Company" shall mean PN Holdings, Inc.

         (j) "Continuous Service" shall mean the absence of any interruption or termination of service as an Employee or Director of the Company or an Affiliate. Continuous Service shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Company or in the case of transfers between payroll locations of the Company or between the Company, an Affiliate, or a successor.

         (k) "Control" shall have the meaning ascribed to such term in 12 C.F.R.
Part 225. "Change in Control" shall mean: (i) the sale of all, or a material portion, of the assets of the Company; (ii) a merger or recapitalization in the Company whereby the Company is not the surviving entity; (iii) a change in Control of the Company as defined in 12 C.F.R. Part 225 or as otherwise defined by the Board of Governors of the Federal Reserve System, or any successor thereto; or (vi) the acquisition, directly or indirectly, of the beneficial ownership (within the

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meaning of that term as it is used in Section 13(d) of the Securities Exchange
Act of 1934 and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company by any person, entity, or group; provided, however, that a change in Control of the Company shall not include the acquisition or disposition of securities of the Company by any person in Control of the Company at the time of the adoption of this Plan and shall not include any subsequent acquisition or disposition of the securities of the Company by any person owned or Controlled by, or under common Control with, a person in Control of the Company at the time of the adoption of this Plan. This definition shall not apply to the purchase of Shares by underwriters in connection with a public offering of securities of the Company, or the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan which is exempt from the approval requirements of 12 C.F.R. Part 225. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, or any other form of entity not listed. The decision of the Committee as to whether a change in Control has occurred shall be conclusive and binding.

         (l) "Director" shall mean any member of the Board, and any member of the board of directors of any Affiliate that the Board has by resolution designated as being eligible for participation in this Plan.

         (m) "Effective Date" shall mean the date specified in Paragraph 15 hereof.

         (n) "Employee" shall mean any person employed by the Company, the Bank, WMC, or an Affiliate who is an employee for federal tax purposes.

         (o) "Exercise Price" shall mean the price per Optioned Share at which an Option may be exercised.

         (p) "ISO" means an option to purchase Common Stock which meets the requirements set forth in the Plan, and which is intended to be and is identified as an "incentive stock option" within the meaning of Section 422 of the Code.

         (q) "Market Value" shall mean the fair market value of the Common Stock, as determined under Paragraph 7(b) hereof.

         (r) "Measurement Price" shall mean the price of the Common Stock to be utilized to determine the extent of stock appreciation. The Measurement Price as to any particular SAR shall not be less than the Market Value on the date of grant.

         (s) "Non-ISO" means an option to purchase Common Stock which meets the requirements set forth in the Plan but which is not intended to be and is not identified as an ISO.

         (t) "Option" means an ISO and/or a Non-ISO.

         (u) "Optioned Shares" shall mean Shares subject to an Award granted pursuant to this Plan.

         (v) "Participant" shall mean any key Employee or other person who receives an Award pursuant to the Plan.

         (w) "Plan" shall mean this PN Holdings, Inc. Stock Option and Incentive Plan.

         (x) "Rule 16b-3" shall mean Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.


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         (y) "Share" shall mean one share of Common Stock.

         (z) "SAR" (or "Stock Appreciation Right") means a right to receive the appreciation in value, or a portion of the appreciation in value, of a specified number of shares of Common Stock.

         (aa) "WMC" shall mean Washtenaw Mortgage Company, a wholly owned subsidiary of the Company.

         3. TERM OF THE PLAN AND AWARDS.

         (a) Term of the Plan. The Plan shall continue in effect for a term of 10 years from the Effective Date or the date the Plan is adopted by the Board (whichever period ends earlier), unless sooner terminated pursuant to Paragraph 17 hereof. No Award shall be granted under the Plan after such ten year term.

         (b) Term of Awards. The term of each Award granted under the Plan shall be established by the Committee, but shall not exceed 10 years; provided, however, that in the case of an Employee who owns Shares representing more than 10% of the outstanding Common Stock at the time an ISO is granted, the term of such ISO shall not exceed five years, subject to the provisions of Section 8(e) hereof.

         4. SHARES SUBJECT TO THE PLAN.

         (a) General Rule. Except as otherwise required by the provisions of Paragraph 12 hereof, the aggregate number of Shares deliverable pursuant to Awards shall not exceed 100,000. Such Shares may either be authorized but unissued Shares or Shares held in treasury. If any Awards should expire, become unexercisable, or be forfeited for any reason without having been exercised or becoming vested in full, the Optioned Shares shall, unless the Plan shall have been terminated, be available for the grant of additional Awards under the Plan.

         (b) Special Rule for SARs. The number of Shares with respect to which a SAR is granted, but not the number of Shares which the Company delivers or could deliver to an Employee or individual upon exercise of a SAR, shall be charged against the aggregate number of Shares remaining available under the Plan; provided, however, that in the case of a SAR granted in conjunction with an option, under circumstances in which the exercise of the SAR results in termination of the Option and vice versa, only the number of Shares subject to the Option shall be charged against the aggregate number of Shares remaining available under the Plan. The Shares involved in an Option as to which option rights have terminated by reason of the exercise of a related SAR, as provided in Paragraph 10 hereof, shall not be available for the grant of further Options under the Plan.

         5. ADMINISTRATION OF THE PLAN.

         (a) Composition of the Committee. The Plan shall be administered by the Committee, which shall consist of not less than two (2) members of the Board. Members of the Committee shall serve at the pleasure of the Board. In the absence at any time of a duly appointed Committee, the Plan shall be administered by the members of the Board.

         (b) Powers of the Committee. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion, subject to compliance with applicable regulations of the Office of the Comptroller of the Currency ("OCC") and the Board of Governors of the Federal Reserve System ("FRB") (i) to select Participants and grant Awards, (ii) to determine the form and content of Awards to be issued in the form of Agreements under the Plan, (iii) to interpret the Plan, (iv) to prescribe, amend and rescind rules and regulations relating to the Plan, and (v) to make other determinations necessary or advisable for the administration of the Plan. The Committee shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee

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shall constitute a quorum and the action of a majority of the members present at any meeting of the committee at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be deemed the action of the Committee.

         (c) Agreement. Each Award shall be evidenced by a written agreement containing such provisions as may be approved by the Committee. Each such Agreement shall constitute a binding contract between the Company and the Participant, and every Participant, upon acceptance of such Agreement, shall be bound by the terms and restrictions of the Plan and of such Agreement. The terms of each such Agreement shall be in accordance with the Plan, but each Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, subject to compliance with applicable regulations, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, the Committee shall set forth in each Agreement (i) the Exercise Price of an Option or SAR, (ii) the number of Shares subject to, and the expiration date of, the Award, (iii) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award, (iv) the restrictions, if any, to be placed upon such Award, or upon Shares which may be issued upon exercise of such Award, and (v) whether the Option is intended to be an ISO or a Non-ISO.

         The Chairman of the Committee and such other Directors and officers as shall be designated by the Committee are hereby authorized to execute Agreements on behalf of the Company and to cause them to be delivered to the recipients of Awards.

         (d) Effect of the Committee's Decisions. All decisions, determinations, and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

         (e) Indemnification. In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Company in connection with any claim, action, suit, or proceeding relating to any action taken or failure to act under or in connection with the Plan or any Award, granted hereunder to the full extent provided for under the Certificate of Incorporation of the Company with respect to the indemnification of Directors.

         6. GRANT OF OPTIONS.

         (a) General Rule. On and after the Effective Date, key Employees and Non-Employee Directors shall be eligible to receive discretionary grants of Options (or other Awards) pursuant to the Plan; provided that such grant shall not be made to an Employee or Non-Employee Director whose Continuous Service terminates on or before the date of grant.

         (b) The Option granted to the optionee hereunder (i) shall become vested and exercisable in accordance with the Agreement regarding such Option,
(ii) shall have a term of not more than 10 years from the date of the Award, and
(iii) shall be subject to the general rule set forth in Paragraph 8(c) with respect to the effect of an optionee's termination of Continuous Service on the Optionee's right to exercise his or her Options.

         (c) Special Rules for ISOs.

                  (1) The Option granted to the optionee hereunder (i) shall become vested and exercisable, on a cumulative basis, with respect to 20% of the Optioned Shares upon each of the first five anniversary dates of the date of grant, provided that vesting shall not occur on a particular date if the Optionee's Continuous Service has terminated on or before such date and (ii) shall have a term of 10 years from the date of the Award.


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                  (2) The aggregate Market Value, as of the date the Option is granted, of the Shares with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (under all incentive stock option plans, as defined in Section 422 of the Code, of the Company or any present or future Parent or Subsidiary of the Company) shall not exceed $100,000. Notwithstanding the foregoing, the Committee may grant Options in excess of the foregoing limitations, in which case such Options granted in excess of such limitation shall be Options which are Non-ISOs.

         7. EXERCISE PRICE FOR OPTIONS AND MEASUREMENT PRICE FOR SARS.

         (a) Limits on Committee Discretion. The Exercise Price as to any particular Option and the Measurement Price for any particular SAR shall not be less than 100% of the Market Value of the Optioned Shares on the date of grant without taking into account any restrictions on the Optioned Shares. In the case of an Employee who owns Shares representing more than 10% of the Company's outstanding Shares of Common Stock at the time an ISO is granted, the Exercise Price shall not be less than 110% of the Market Value of the Optioned Shares at the time the ISO is granted.

         (b) Standards for Determining Exercise Price or Measurement Price. If the Common Stock is listed on a national securities exchange (including the Nasdaq National Market or SmallCap System) on the date in question, then the Market Value per Share shall be the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the Exercise Price or Measurement Price shall be the mean between the bid and asked price on such date. If the Common Stock is traded otherwise than on a national securities exchange on the date in question, then the Market value per Share shall be the mean between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the Market Value per Share shall be its fair market value as determined by the Committee, in its sole and absolute discretion.

         8. EXERCISE OF OPTIONS.

         (a) Generally. Subject to (e) below, any Option granted hereunder shall be exercisable at such times and under such conditions as shall be permissible under the terms of the Plan and of the Agreement granted to a Participant. An Option may not be exercised for a fractional Share.

         (b) Procedure for Exercise. A Participant may exercise Options, subject to provisions relative to its termination and limitations on its exercise, only by (1) written notice of intent to exercise the option with respect to a specified number of Shares, and (2) payment to the Company (contemporaneously with delivery of such notice) in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the Exercise Price for the number of Shares with respect to which the option is then being exercised. Each such notice (and payment where required) shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Treasurer of the Company at the Company's executive offices. Common Stock utilized in full or partial payment of the Exercise Price for options shall be valued at its Market Value at the date of exercise.

         (c) Period of Exercisability. Except to the extent otherwise provided in more restrictive terms of an Agreement, an Option may be exercised by a Participant only with respect to the vested portion of such Option and only while a Participant is an Employee or Director that has maintained Continuous Service from the date of the grant of the Option, or within three months after termination of such Continuous Service (but not later than the date on which the Option would otherwise expire), except if the Employee's or Director's Continuous Service terminates by reason of:


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                  (1) "Just Cause" which for purposes hereof shall have the
         meaning set forth in any unexpired employment agreement between the Participant and the Company, the Bank, and/or WMC (and, in the absence of any such agreement, shall mean termination because of the Employee's or Director's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order), then the Participant's rights to exercise such Option shall expire on the date of such termination;

                  (2) death, then all Options of the deceased Participant shall become immediately exercisable and may be exercised within two years from the date of his death (but not later than the date on which the Option would otherwise expire) by the personal representatives of such person's estate or person or persons to whom such person's rights under such Option shall have passed by will or by laws of descent and distribution;

                  (3) Permanent and Total Disability (as such term is defined in Section 22(e)(3) of the Code), then all Options of the disabled Participant shall become immediately exercisable and may be exercised within one year from the date of such Permanent and Total Disability, but not later than the date on which the Option would otherwise expire.

         (d) Effect of the Committee's Decisions. The Committee's determination whether a Participant's Continuous Service has ceased, and the effective date thereof, shall be final and conclusive on all persons affected thereby.

         (e) Vesting of all Options shall cease immediately upon the termination of employment or directorship of an optionee. The vesting schedule for ISOs set forth in Section 6(c)(1) of this Plan is the most rapid vesting permitted under the Plan for ISOs, except in the case of death or disability (which shall be governed by Paragraphs 8(c)(2) and (3) above) or a change in control (which shall be governed by Paragraph 11).

         9. GRANTS OF OPTIONS TO NON-EMPLOYEE DIRECTORS

         (a) Automatic Grants. Notwithstanding any other provisions of this Plan, each Director who is not an Employee but is a Director on the Effective Date shall receive, on said date, Non-ISOs to purchase 2,500 Shares. Such Non-ISOs shall have an Exercise Price per Share equal to the Market Value of a Share on the date of grant.

          Each Director who joins the Board after the Effective Date and who is not then an Employee shall be eligible to receive, on the date of joining the Board, a discretionary grant of Non-ISOs in accordance with Section 6 of the Plan at an Exercise Price per Share equal to the Market Value of a Share on the date of grant.

         (b) Terms of Exercise. Options received under the provisions of this Paragraph may be exercised in accordance with Paragraph 8 above.

         10. SARS (STOCK APPRECIATION RIGHTS)

         (a) Granting of SARs. In its sole discretion, subject to compliance with applicable regulations, the Committee may from time to time grant SARs to Employees either in conjunction with, or independently of, any Options granted under the Plan. A SAR granted in conjunction with an Option may be an alternative right wherein the exercise of the Option terminates the SAR to the extent of the number of shares purchased upon exercise of the Option and, correspondingly, the exercise of the SAR terminates the Option to the extent of the number of Shares with respect to which the SAR is exercised. Alternatively, a SAR granted in conjunction with an Option may be an additional right wherein both the SAR and the Option may be exercised. A SAR may not

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be granted in conjunction with an ISO under circumstances in which the exercise of the SAR affects the right to exercise the ISO or vice versa, unless the SAR, by its terms, meets all of the following requirements:

                  (1) The SAR will expire no later than the ISO;

                  (2) The SAR may be for no more than the difference between the Exercise Price of the ISO and the Market Value of the Shares subject to the ISO at the time the SAR is exercised;

                  (3) The SAR is transferable only when the ISO is transferable, and under the same conditions;

                  (4) The SAR may be exercised only when the ISO may be exercised; and

                  (5) The SAR may be exercised only when the Market Value of the Shares subject to the ISO exceeds the Exercise Price of the ISO.

         (b) Timing of Exercise. Any election by a Participant to exercise SARs shall be made during the period beginning on the 3rd business day following the release for publication of quarterly or annual financial information and ending on the 12th business day following such date. This condition shall be deemed to be satisfied when the specified financial data is first made publicly available. In no event, however, may a SAR be exercised within the six-month period following the date of its grant.

         The provisions of Paragraphs 8(c) and 8(e) regarding the period of exercisability and vesting of Options are incorporated by reference herein, and shall determine the period of exercisability and vesting of SARs.

         (c) Exercise of SARs. A SAR granted hereunder shall be exercisable at such times and under such conditions as shall be permissible under the terms of the Plan and of the Agreement granted to a Participant, provided that a SAR may not be exercised for a fractional Share. Upon exercise of a SAR, the Participant shall be entitled to receive, without payment to the Company except for applicable withholding taxes, an amount equal to the excess of (or, in the discretion of the Committee if provided in the Agreement, a portion of) the excess of the then aggregate Market Value of the number of Optioned Shares with respect to which the Participant exercises the SAR, over the aggregate Measurement Price of such number of Optioned Shares. This amount shall be payable by the Company, in the discretion of the Committee, in cash or in Shares valued at the then Market Value thereof, or any combination thereof.

         (d) Procedure for Exercising SARs. To the extent not inconsistent herewith, the provisions of Paragraph 8(b) as to the procedure for exercising Options are incorporated by reference, and shall determine the procedure for exercising SARs.

         11. CHANGE IN CONTROL.

         All outstanding Awards shall become immediately exercisable in the event of a change in Control of the Company, as determined by the Committee in its sole discretion. In the event of a change in Control, the Committee and the Board of Directors, at their discretion, will take one or a combination of the following actions to be effective as of the date of such change in Control:

         (1) provide that such Awards shall be assumed, or equivalent Awards shall be substituted ("Substitute Awards") by the acquiring or succeeding corporation (or an Affiliate thereof), provided that (a) any such Substitute Award exchanged for ISOs shall meet the requirements of Section 424(a) of the Code, and (b) the shares of stock issuable upon the exercise of such Substitute Award shall constitute securities registered in

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accordance with the Securities Act of 1933, as amended ("Securities Act"), or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the Securities Act, or

         (2) provide that the Participants will receive upon the consummation of the change in Control transaction a cash payment for each Award surrendered equal to the difference between (1) the Market Value of the consideration to be received for each share of Common Stock in the change in Control transaction times the number of Shares subject to a surrendered Award, and (2) the aggregate exercise price of such surrendered Awards. Awards to which the Committee or the Board has determined to provide a cash payment in lieu of the Award pursuant to this section shall be and become, upon the change in Control the right to receive the cash payment only and shall cease to be an Award.

         The individual agreements concerning Awards under this Plan or other agreements between Participants and the Company, the Bank, and/or WMC, or any Affiliate thereof, may provide restrictions on Awards in the case of a change in Control in order to avoid adverse tax results under Section 280G and/or Section 4999 of the Code. This section shall not apply to the purchase of Shares by underwriters in connection with a public offering of securities of the Company, or the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan which is exempt from the approval requirements of 12 C.F.R. Part 225.

         12. EFFECT OF CHANGES IN COMMON STOCK SUBJECT TO THE PLAN.

         (a) Recapitalizations; Stock Splits, Etc. The number and kind of shares reserved for issuance under the Plan, and the number and kind of shares subject to outstanding Awards (and the Exercise Price thereof in the case of Options and the Measurement Price in the case of SARs), shall be proportionately adjusted for any increase, decrease, change, or exchange of Shares for a different number or kind of shares or other securities of the Company which results from a merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without the receipt or payment of consideration by the Company.

         (b) Special Rule for ISOs. Any adjustment made pursuant to subparagraph
(a) hereof shall be made in such a manner as not to constitute a modification, within the meaning of Section 424(h) of the Code, of outstanding ISOs.

         (c) Conditions and Restrictions on New, Additional, or Different Shares or Securities. If, by reason of any adjustment made pursuant to this Paragraph, a Participant becomes entitled to new, additional, or different shares of stock or securities, such new, additional, or different shares of stock or securities shall thereupon be subject to all of the conditions and restrictions that were applicable to the Shares pursuant to the Award before the adjustment was made.

         (d) Other Issuances. Except as expressly provided in this Paragraph, the issuance by the Company or an Affiliate of shares of stock of any class, or of securities convertible into Shares or stock of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number, class, Exercise Price, or Measurement Price of Shares then subject to Awards or reserved for issuance under the Plan.

         13.  NON-TRANSFERABILITY OF AWARDS.

         Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution, or pursuant to the terms of a "qualified domestic relations

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order" (within the meaning of Section 414(p) of the Code and the regulations and rulings thereunder). An Award may be exercised only by a Participant, the Participant's personal representative, or a permitted transferee.

         14.  TIME OF GRANTING AWARDS.

         The date of grant of an Award shall, for all purposes, be the later of the date on which the Committee makes the determination of granting such Award, and the Effective Date. Notice of the determination shall be given to each Participant to whom an Award is so granted within a reasonable time after the date of such grant.

         15.  EFFECTIVE DATE.

         The Plan shall become effective immediately upon its approval by the Board; provided, however, that the Plan shall be approved by a favorable vote of stockholders owning at least a majority of the Shares cast at a meeting duly held in accordance with applicable laws within 12 months of the adoption of the Plan by the Board. If such approval of stockholders is not obtained within 12 months of the adoption of the Plan, all ISOs granted pursuant to the Plan shall become Non-ISOs.

         16. MODIFICATION OF AWARDS.

         At any time, and from time to time, the Board may authorize the Committee to direct execution of an instrument providing for the modification of any outstanding Award, provided no such modification shall confer on the holder of said Award any right or benefit which could not be conferred on such person by the grant of a new Award at such time, or impair the Award without the consent of the holder of the Award.

         17. AMENDMENT AND TERMINATION OF THE PLAN.

         The Board may from time to time amend the terms of the Plan, subject to compliance with applicable regulations, and, with respect to any Shares at the time not subject to Awards, suspend or terminate the Plan; provided that the provisions of Paragraph 9 may not be amended more than once every six months (other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder).

         Shareholder approval must be obtained for any amendment of the Plan that would change the number of Shares subject to the Plan (except in accordance with Section 13 above), change the category of persons eligible to be Participants, or materially increase the benefits under the Plan.

         No amendment, suspension, or termination of the Plan shall, without the consent of any affected holders of an Award, alter or impair any rights or obligations under any Award theretofore granted.

         18. CONDITIONS UPON ISSUANCE OF SHARES.

         (a) Compliance with Securities Laws. Shares of Common Stock shall not be issued with respect to any Award unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law, and the requirements of any stock exchange upon which the Shares may then be listed. The Plan is intended to comply with Rule 16b-3, and any provision of the Plan which the Committee determines in its sole and absolute discretion to be inconsistent with said Rule shall, to the extent of such inconsistency, be inoperative and null and void, and shall not affect the validity of the remaining provisions of the Plan.


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         (b) Special Circumstances. The inability of the Company to obtain approval from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares. As a condition to the exercise of an option or SAR, the Company may require the person exercising the Option or SAR to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

         (c) Committee Discretion. The Committee shall have the discretionary authority, subject to compliance with applicable regulations, to impose in Agreements such restrictions on Shares as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions.

         19. RESERVATION OF SHARES.

         The Company, during the term of the Plan, will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

         20. WITHHOLDING TAX.

         The Company's obligation to deliver Shares upon exercise of Options and/or SARs shall be subject to the Participant's satisfaction of all applicable federal, state, and local income and employment tax withholding obligations. The Committee, in its discretion, may permit the Participant to satisfy the obligation, in whole or in part, by irrevocably electing to have the Company withhold Shares, or to deliver to the Company Shares that the Participant already owns, having a value equal to the amount required to be withheld. The value of Shares to be withheld, or delivered to the Company, shall be based on the Market Value of the Shares on the date the amount of tax to be withheld is to be determined. As an alternative, the Company may retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

         21. NO EMPLOYMENT OR OTHER RIGHTS.

         In no event shall an Employee's or Director's eligibility to participate or participation in the Plan create or be deemed to create any legal or equitable right of the Employee, Director, or any other party to continue service with the Company, the Bank, WMC, or any Affiliate of such corporations. Except to the extent provided in Paragraphs 6(b) and 9(a), no Employee or Director shall have a right to be granted an Award or, having received an Award, the right to again be granted an Award. However, an Employee or Director who has been granted an Award may, if otherwise eligible, be granted an additional Award or Awards.

         22. GOVERNING LAW.

         The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, except to the extent that federal law shall be deemed to apply.

                                PN HOLDINGS, INC.
                         STOCK OPTION AND INCENTIVE PLAN
                        INCENTIVE STOCK OPTION AGREEMENT






                                    , Optionee:
-----------------------------------


                  PN Holdings, Inc. (the "Company"), pursuant to its Stock Option and Incentive Plan (the "Plan"), granted to you, the Optionee named above, an Option to purchase shares of the common stock of the Company ("Common Stock"). You have been awarded this Option in connection with your services to the Company, to the Company's wholly-owned subsidiaries, Pelican National Bank or Washtenaw Mortgage Company, or to another Affiliate of the Company (as "Affiliate" is defined in the Plan). This Option is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The date of grant of this Option
within the meaning of the Plan is           .

                  The details of your Option are as follows:

                  1.   The total number of shares subject to this Option is
                                            (     ). Subject to the foregoing
                       --------------------  -----
                       and the limitations contained herein, this Option shall be exercisable, on a cumulative basis, with respect to each installment shown below on or after the date of vesting applicable to such installment, as follows:


    Number of Shares                  Date of Earliest
     (INSTALLMENT)                   EXERCISE (VESTING)






                  2. (a) The Exercise Price of this Option is _____________ ($_____) per share, which the Committee believes is not less than the Market Value of the Common Stock on the date of the grant of this Option, except that if you own stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, then such Exercise Price is not less than one hundred ten percent (110%) of the Market Value of the Common Stock on the date of grant of this Option.

                     (b) The Exercise Price per share shall be paid upon exercise of all or any part of each installment which has become exercisable by you at the time the Option is exercised in cash or a check payable to the order of the Company, in Common Stock, or a combination of Common Stock and cash or a check.

                3.       The minimum number of shares with respect to which this
                     Option may be exercised at any one time is one hundred
                     (100) except as to an installment subject to exercise, as set forth in paragraph 1, for which fewer than one hundred
                     (100) shares are unexercised, in which case, as to the exercise of that installment, the number of shares in such installment remaining unexercised shall be the minimum number of shares. This Option may not be exercised so as to purchase fractional shares.

                4.       The term of this Option commences on the date of the
                     grant hereof and, unless sooner terminated as set forth below or in the Plan, terminates on the date which is ten
                     (10) years from the date of the grant of the Award as defined in the Plan. This Option shall terminate prior to the expiration of its term as follows: three months after the termination of your Continuous Service with the Company and its Affiliates for any reason other than Just Cause, unless (a) such termination of Continuous Service is due to your death while Options granted hereunder are still in force and unexpired, in which case the vesting of any unvested installments of the Option shall be accelerated and such Option shall be exercisable for a period of two years following your date of death by the personal representative of your estate or by the person or persons to whom your rights under this Option pass by will or by the laws of descent and distribution in full without regard to the installment exercise provisions in paragraph 1 hereof; or (b) you terminate your Continuous Service because of your Permanent and Total Disability while Options granted hereunder are still in force and unexpired, in which case the vesting of any unvested installments of the Option shall be accelerated and such Option shall be exercisable for a period of one year from the date of the termination of your Continuous Service due to such Permanent and Total Disability in full without regard to the installment exercise provisions of paragraph 1 hereof. However, except in the case of your death or Permanent and Total Disability, this Option may be exercised following termination of Continuous Service only as to that number of shares as to which it was exercisable on the date of termination of Continuous Service under the provisions of paragraph 1 of this Option. Notwithstanding the foregoing provisions of this paragraph 4, no Option shall be exercisable later than the date on which the Option otherwise would expire pursuant to the first sentence of this paragraph 4. In the case of your termination of Continuous Service for Just Cause, your right to exercise this Option shall expire completely and immediately on the date of such termination.

                 5.      This Option may be exercised, to the extent specified
                     above, by delivering ten (10) days written notice of exercise together with the Exercise Price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.

                 6.      This Option is not transferable, except by will or by
                     the laws of descent and distribution or pursuant to a "qualified domestic relations order" within the meaning of
                     Section 414(p) of the Code, and is exercisable during your life only by you, your personal representative, or a permitted transferee. The terms of this Option shall be binding upon the beneficiaries, executors, administrators, heirs, and successors of the Optionee.

                 7.      Any notices provided for in this Option or the Plan
                     shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

                 8.      This Option is subject to all the provisions of the
                     Plan, a copy of which is attached hereto, and all of the Plan's provisions are hereby made a part of this Option, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Option and those of the Plan, the provisions of the Plan shall control. Terms used in this Option Agreement shall have the same meanings as the definitions of those terms in the Plan.

                 9.      The Company is not providing you with advice,
                     warranties, or representations regarding any of the legal, tax, or business effects to you with respect to the Plan or this grant. You are encouraged to seek legal, tax, and business advice from your own legal, tax, and business advisers as soon as possible. By accepting the grant of this Award and the shares of Common Stock covered hereby, you acknowledge that you have not relied on legal, tax or business advice from the law firm of Manatt, Phelps & Phillips, LLP (or any of its partners, employees, or independent contractors) with respect to the Plan or this Award and that such law firm represented solely the Company and its Affiliates with respect to the Plan and this Award. You specifically waive any actual or apparent conflict of interest of, and release from any liability, such law firm (and its partners, employees, and independent contractors) with respect to the Plan and this Award.

                 10.     By accepting this grant and the shares of Common Stock
                     covered hereby, and by signing this instrument, you acknowledge that you are familiar with the terms of the grant and the Plan, that you have been encouraged by the Company to discuss the grant and the Plan with your own legal, tax, and business advisers, and that you agree to be bound by the terms of the grant and the Plan.

                 11.     You acknowledge that federal and state income tax
                     withholding and payroll tax may apply upon exercise of this Option or upon certain other events related to the shares acquired upon exercise of this Option. You agree that such withholding may be accomplished with respect to the cash compensation (if any) due to you from the Company or its Affiliates. If withholding pursuant to the foregoing sentence is insufficient (in the sole judgment of the Company) to satisfy the full withholding obligation, you agree that at the election of the Company either: (a) you will pay over to the Company the amount of cash or, if permitted by applicable law and acceptable to the Company, property with a value necessary to satisfy such remaining withholding obligation on the date the Option is exercised or at a time thereafter specified in writing by the Company; or (b) the Company may, if permitted by applicable law, withhold an amount of Optioned Shares equal in value (as of the date of Option exercise) to the amount of the remaining withholding obligation. Upon due notice to you and if permitted by applicable law, the Company may satisfy the entire withholding obligation by withholding shares as provided in (b) above in lieu of withholding from your cash compensation.

            Dated this      day of              .
                       ----        -------------

                                   Very truly yours,

                                   PN HOLDINGS, INC.


                                   By:
                                       -----------------------------------------
                                   Duly authorized on behalf of the Stock Option Committee of the Board of Directors

The undersigned:

                           (a) Acknowledges receipt of the foregoing Option and
understands that all rights and liabilities with respect to this Option are set forth in this Option Agreement and the Plan;

                           (b) Agrees that, in consideration of the grant of
this Option, Optionee will comply with all the terms and conditions of this Agreement and the Plan;

                           (c) Certifies that Optionee does not own stock
possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Affiliates; and

                           (d) Acknowledges that as of the date of grant of this
Option, this Agreement sets forth the entire understanding between the undersigned Optionee and the Company and its Affiliates regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject.



                           -------------------------------------------------
                           Optionee


                           Address:
                                    ------------------------------

                           -------------------------------------------------


Attachment:

PN Holdings, Inc. Stock Option and Incentive Plan

                                PN HOLDINGS, INC.
                         STOCK OPTION AND INCENTIVE PLAN
                      NON-QUALIFIED STOCK OPTION AGREEMENT





                                    , Optionee:
------------------------------------


                  PN Holdings, Inc. (the "Company"), pursuant to its Stock Option and Incentive Plan (the "Plan"), granted to you, the Optionee named above, an Option to purchase shares of the common stock of the Company ("Common Stock"). You have been awarded this Option in connection with your services to the Company, to the Company's wholly-owned subsidiaries, Pelican National Bank and Washtenaw Mortgage Company, or to another Affiliate of the Company (as "Affiliate" is defined in the Plan). This Option is not intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The date of grant of this Option within the meaning of the Plan is .

                  The details of your Option are as follows:

                  1. The total number of shares subject to this Option is ______________ (_____). Subject to the foregoing and the limitations contained herein, this Option shall be exercisable, on a cumulative basis, with respect to each installment shown below on or after the date of vesting applicable to such installment, as follows:


    Number of Shares                            Date of Earliest
     (INSTALLMENT)                             EXERCISE (VESTING)






                  2. (a) The Exercise Price of this Option is _________ ($_____) per share, which the Committee believes is not less than the Market Value of the Common Stock on the date of the grant of this Option.

                     (b) The Exercise Price per share shall be paid upon exercise of all or any part of each installment which has become exercisable by you at the time the Option is exercised in cash or a check payable to the order of the Company, in Common Stock, or a combination of Common Stock and cash or a check.

                  3. The minimum number of shares with respect to which this Option may be exercised at any one time is one hundred (100) except as to an installment subject to exercise, as set forth in paragraph for which fewer than one hundred (100) shares are unexercised, in which case, as to the exercise of that installment, the number of shares in such installment remaining unexercised shall be the minimum number of shares. This Option may not be exercised so as to purchase fractional shares.

                  4. The term of this Option commences on the date of the grant hereof and, unless sooner terminated as set forth below or in the Plan, terminates on the date which is ten (10) years from the date of the grant of the Award as defined in the Plan. This Option shall terminate prior to the expiration of its term as follows: three months after the termination of your Continuous Service with the Company and its Affiliates for any reason other than Just Cause, unless (a) such termination of Continuous Service is due to your death while Options granted hereunder are still in force and unexpired, in which case the vesting of any unvested installments of the Option shall be accelerated and such Option shall be exercisable for a period of two years following your date of death by the personal representative of your estate or by the person or persons to whom your rights under this Option pass by will or by the laws of descent and distribution in full without regard to the installment exercise provisions of paragraph 1 hereof; or (b) you terminate your Continuous Service because of your Permanent and Total Disability while Options granted hereunder are still in force and unexpired, in which case the vesting of any unvested installments of the Option shall be accelerated and such Option shall be exercisable for a period of one year from the date of the termination of your Continuous Service due to such Permanent and Total Disability in full without regard to the installment exercise provisions of paragraph 1 hereof. However, except in the case of your death or Permanent and Total Disability, this Option may be exercised following termination of Continuous Service only as to that number of shares as to which it was exercisable on the date of termination of Continuous Service under the provisions of paragraph 1 of this Option. Notwithstanding the foregoing provisions of this paragraph 4, no Option shall be exercisable later than the date on which the Option would otherwise expire pursuant to the first sentence of this paragraph 4. In the case of your termination of Continuous Service for Just Cause, your right to exercise this Option shall expire completely and immediately on the date of such termination.

                  5. This Option may be exercised, to the extent specified above, by delivering ten (10) days written notice of exercise together with the Exercise Price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.

                  6. This Option is not transferable, except by will or by the laws of descent and distribution or pursuant to the terms of a "qualified domestic relations order" within the meaning of Section 414(p) of the Code, and is exercisable during your life only by you, your personal representative, or a permitted transferee. The terms of this Option shall be binding upon the beneficiaries, executors, administrators, heirs, and successors of the Optionee.

                  7. Any notices provided for in this Option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

                  8. This Option is subject to all the provisions of the Plan, a copy of which is attached hereto, and all of the Plan's provisions are hereby made a part of this Option, and is further subject to all interpretations, amendments, rules, and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Option and those of the Plan, the provisions of the Plan shall control. Terms used in this Option Agreement shall have the same meanings as the definitions of those terms in the Plan.

                  9. The Company is not providing you with advice, warranties, or representations regarding any of the legal, tax or business effects to you with respect to the Plan or this grant. You are encouraged to seek legal, tax, and business advice from your own legal, tax, and business advisers as soon as possible. By accepting the grant of this Award and the shares of Common Stock covered thereby, you acknowledge that you have not relied on legal, tax or business advice from the law firm of Manatt, Phelps & Phillips, LLP (or any of its partners, employees, or independent contractors) with respect to the Plan or this Award and that such law firm represented solely the Company and its Affiliates with respect to the Plan and this Award. You specifically waive any actual or apparent conflict of interest of, and release from any liability, such law firm (and its partners, employees, and independent contractors) with respect to the Plan and this Award.

                  10. By accepting this grant and the shares of Common Stock covered thereby, and by signing this instrument, you acknowledge that you are familiar with the terms of the grant and the Plan, that you have been encouraged by the Company to discuss the grant and the Plan with your own legal, tax, and business advisers, and that you agree to be bound by the terms of the grant and the Plan.

                  11. You acknowledge that federal and state income tax withholding and payroll tax may apply upon exercise of this Option or upon certain other events related to the shares acquired upon exercise of this Option. You agree that such withholding may be accomplished with respect to the cash compensation (if any) due to you from the Company or its Affiliates. If withholding pursuant to the foregoing sentence is insufficient (in the sole judgment of the Company) to satisfy the full withholding obligation, you agree that at the election of the Company either: (a) you will pay over to the Company the amount of cash or, if permitted by applicable law and acceptable to the Company, property with a value necessary to satisfy such remaining withholding obligation on the date the Option is exercised or at a time thereafter specified in writing by the Company; or (b) the Company may, if permitted by applicable law, withhold an amount of Optioned Shares equal in value (as of the date of Option exercise) to the amount of the remaining withholding obligation. Upon due notice to you and if permitted by applicable law, the Company may satisfy the entire withholding obligation by withholding shares as provided in (b) above in lieu of withholding from your cash compensation.

              Dated this          day of              .
                         --------        -------------

                                Very truly yours,

                                PN HOLDINGS, INC.


                                By:
                                   ---------------------------------------------
                                Duly authorized on behalf of the Stock Option Committee of the Board of Directors

The undersigned:

                     (a) Acknowledges receipt of the foregoing Option and understands that all rights and liabilities with respect to this Option are set forth in this Option Agreement and the Plan attached hereto;

                     (b) Agrees that, in consideration of the grant of this Option, Optionee will comply with all the terms and conditions of this Agreement and the Plan; and

                     (c) Acknowledges that as of the date of grant of this Option, this Agreement sets forth the entire understanding between the undersigned Optionee and the Company and its Affiliates regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject.



                                    -------------------------------------
                                    Optionee


                                    Address:
                                             ------------------------------

                                    ---------------------------------------


Attachment:

PN Holdings, Inc. Stock Option and Incentive Plan